DELAWARE(SM)
INVESTMENTS
-------------


                                              Delaware Growth Opportunities Fund

                                                 (formerly Delaware DelCap Fund)



Growth of Capital




                                                         2000 SEMI-ANNUAL REPORT





                          [Growth of Capital Artwork]

Table of Contents
------------------

Letter to Shareholders                         1

Portfolio Management Review                    3

Performance Summary                            7

Financial Statements

  Statement of Net Assets                      8

  Statement of Operations                     10

  Statements of Changes in
  Net Assets                                  11

  Financial Highlights                        12


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (24 single-state funds)
   o International equity              o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(c) Delaware Distributors, L.P.

"...soaring demand for technology stocks kept prices high and contributed significantly to the overall market's impressive gains through December 1999."



Dear Shareholder

April 14, 2000

Recap of Events -- For the six months ended March 31, 2000 Delaware Growth Opportunities Fund (formerly Delaware DelCap Fund) provided an exceptional total return of +81.52% (Class A shares at net asset value with distributions reinvested), largely due to the performance of our technology stocks. Please keep in mind that these returns are highly unusual and cannot be sustained. You should also be aware that these returns were primarily achieved during favorable market conditions, especially within the technology sector.

Throughout most of 1999, we saw a handful of large company stocks dominate equity market performance. Over the last six months, however, we also saw gains in small and mid-size company stocks. Regardless of size, technology has been the investment sector that delivered the most substantial returns.

Ongoing rapid expansion in the U.S. economy continued to stir inflation concerns, prompting the Federal Reserve to raise interest rates three times between November 1999 and March 2000 in addition to the two increases earlier in 1999. As of this writing, the federal funds rate -- the rate banks charge each other for overnight loans -- is 6.0%, the highest it has been in five years.

While these rate increases seemed to have little impact on U.S economic growth, they did create a more volatile stock market environment, especially for the "old economy" stocks of the Dow Jones Industrial Average. The high-flying technology companies and small capitalization companies tracked by the Nasdaq composite index, were less affected by higher interest rates in 1999. In fact, soaring demand for technology stocks kept prices high and contributed significantly to the overall market's impressive gains through December 1999.

In late February and March, however, concerns over rising interest rates, potential inflation and high stock prices began to take their toll on all market sectors, leading to several bouts of volatility. After passing the 5000 milestone in early March, the Nasdaq composite fell sharply several times during the month, but each time recovered. The Standard & Poor's 500 Index fell sharply in February only to reach a high of 1550 in March. The Dow finished the quarter down -0.5%, while the S&P Index returned 7.7% and the Nasdaq closed the quarter up 12.3%.

Average Total Returns
For The Period Ended March 31, 2000                         Six Months
--------------------------------------------------------------------------------
Delaware Growth Opportunities Fund Class A                    +81.52%
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth Fund Average (378 funds)              +55.07%
Russell Mid-Cap Growth Fund Index                             +68.93%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on page 7. The Lipper Multi-Cap Growth Fund Average includes multi-cap growth mutual funds tracked by Lipper Analytical. Source: Lipper Analytical Services, Inc. The unmanaged Russell Mid-Cap Growth Fund Index is a measure of mid capitalization company stocks that exhibit growth characteristics as defined by the Frank Russell Company. You cannot invest directly in an index. Past performance does not guarantee future results.

"Delaware Growth Opportunities Fund delivered exceptional performance over the last six months, significantly outpacing its benchmark, the Russell Mid-Cap Growth Index and its peers in the Lipper Multi-Cap Growth Fund Average."

Delaware Growth Opportunities Fund delivered exceptional performance over the last six months, significantly outpacing its benchmark, the Russell Mid-Cap Growth Fund Index and its peers in the Lipper Multi-Cap Growth Fund Average.

Along with the exceptional performance of our technology holdings, we also benefited from the strong returns of small and mid-size company stocks relative to large company stocks. After focusing on the reliable earnings growth of large companies for more than a year, investors began to take a closer look at less expensive small and mid-cap company stocks, leading to improved price performance.

Market Outlook -- In our opinion, the overall outlook for U.S. stocks is positive, as growth stocks have generally continued to generate strong earnings. Nevertheless, we expect to see continued market volatility over the next few months as the Fed attempts to slow economic growth and investors compare the merits of "old economy" stocks in the Dow Jones Industrial Average to the "new economy" stocks in the Nasdaq composite index.

In the coming months, we expect mid-cap growth stocks, like those held by Delaware Growth Opportunities Fund to continue providing investors with attractive investment opportunities. We look forward to sharing our performance results with you next November and thank you for your continued investment with Delaware.


Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
----------------------------              -------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Gerald S. Frey
Senior Portfolio Manager
April 14, 2000

"During the last six months, technology stocks were Delaware Growth Opportunities Fund's largest and best performing investment sector."

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Growth Opportunities Fund typically invests in four "core" investment sectors -- technology, retail, financial services and healthcare -- with less substantial investments in several other sectors. As of March 31, 2000, we held substantial investments in technology, an area which we believe has the potential to continue delivering strong earnings growth. We also invested a substantial portion of the Fund's assets in retail company stocks in order to take advantage of continued brisk consumer spending.

When selecting stocks for the Fund, we look for small and mid-size companies that have a solid earnings track record and what we consider to be excellent potential for future growth. One of the key challenges for growth companies is finding new ways to continue growing - by expanding their product lines or their distribution systems. This is why less mature small and mid-size companies, which often have more room for future growth, have historically traded at higher price-to-earnings ratios than large company stocks.

However, following the Asian economic crisis in August of 1998, large company stocks have generally been much more expensive than small and mid-size companies. Fortunately for us, during the last six months, interest in many large company stocks began to wane as investors shifted their focus to less expensive small and medium size companies. This shift benefited many of the stocks we held in Delaware Growth Opportunities Fund.

Portfolio Highlights
Technology
During the last six months, technology stocks were Delaware Growth Opportunities Fund's largest and best performing investment sector. Generally, we avoided expensive internet retail companies and focused instead on companies that support the internet's infrastructure. Our holdings of network providers, like Network Appliances, rose in value as consumer and business-to-business use of the internet continued to expand. Software companies, such as VERITAS Software, also benefited from rising demand for internet services.

"...We held shares of some consumer companies that we believe have excellent management teams and strong fundamentals."


[Growth of Capital Artwork]


We began adding companies that manufacture semiconductors to the Fund in August of 1998, a time when prices had fallen substantially. The value of these companies, which make silicon chips for computers, cell phones, pagers, televisions and even athletic shoes, rose significantly during the fiscal period on higher demand from both internet expansion and new uses of technology in everyday consumer items.

Financial and Business Services
We maintained minimal exposure to financial companies, which generally delivered disappointing performance during the past six months, due to rising interest rates. Instead, we focused on business services companies such as Hispanic Broadcasting, one of the leading providers of radio programming to Latin American radio stations. Radio stations that target Latin American audiences are one of the fastest growing segments in radio, which increased the value of our shares of Hispanic Broadcasting.

Omnicon Group, one of the leading international advertising agencies, was another business services company that delivered strong returns during the period. Advertising agencies, like Omnicon, generally benefit from economic growth and strong consumer spending. This, along with Omnicon's long-term track record of meeting or exceeding earnings expectations helped increase the value of its stock. We sold our holdings of Omnicon last February, based on our belief that advertising stocks had reached their full short-term (1-2 years) growth potential.

Consumer Stocks
Our holdings of retail and consumer stocks were somewhat volatile during the first six months of your Fund's fiscal period due to rising interest rates, higher labor costs and internet competition.

Despite these challenges, we held shares of some consumer companies that we believe have excellent management teams and strong fundamentals. These holdings were generally able to deliver attractive returns for the Fund.

Kohl's, for example, a family-oriented department store with locations in the Midwest and Mid-Atlantic regions of the U.S., continued to profitably open new stores while increasing sales in their existing stores. The secret to Kohl's success has been providing their customers with top-quality merchandise at moderate prices. Kohl's has been able to accomplish this by opening stores that are attractive, but without some of the frills found in higher priced department stores.

After a brief slowdown, Starbucks, another Fund holding, re-accelerated its remarkable growth rate by expanding its menu. After introducing sandwiches and take-home coffee products, Starbucks was able to substantially increase in-store sales. Starbucks also continued its geographic expansion, opening new stores at a brisk pace.

Healthcare
Over the last several years, increased government regulation of the healthcare industry has reduced profits, resulting in disappointing investment performance for some of our holdings. This led us to keep our allocation in this sector small compared to our benchmark, the Russell Mid-Cap Growth Fund Index.

Although we avoided investing in hospitals and managed healthcare organizations, we continue to believe there is growth opportunity in pharmaceutical companies and in companies that create medical devices. In particular, we were pleased with the performance of our holdings of Incyte Pharmaceuticals, a company that provides large technical databases related to drug discovery and genetic information to other biotechnology companies.

Outlook
Going forward, we expect to continue allocating the majority of Delaware Growth Opportunities Fund's assets to our four core investment areas. We may, however, start to modestly adjust our weightings in these sectors.

For example, we recently began to invest more heavily in financial services companies and plan to continue looking for attractive opportunities to increase our allocation. While the short-term outlook for interest rates remains uncertain -- and could be influenced by election year politics -- we believe earnings growth will continue at the majority of companies in the Delaware Growth Opportunities Fund portfolio.

Portfolio Characteristics
March 31, 2000
----------------------------------------------------
Beta*                                           0.92
----------------------------------------------------
Cash Position**                                 1.1%
----------------------------------------------------
Median Market Capitalization            $7.7 billion
----------------------------------------------------
Median Price-To-Earnings Ratio                 30.8x
----------------------------------------------------
Portfolio Turnover                              141%
----------------------------------------------------

 *Beta, which is based on monthly returns for the last three years, measures volatility of the Fund, relative to the S&P 500, which has a beta of 1.

**As a percentage of Net Assets


[Growth of Capital Artwork]


Conversely, we may begin to selectively reduce our technology holdings. After the close of your Fund's fiscal period, technology stocks began to fall substantially. In each of the last five years, however, technology stocks have experienced brief dramatic downturns of approximately 20% to 24% before resuming their steady upward climb. Although we expect strong returns in the technology sector to continue during 2000, we believe it will be hard to sustain the momentum generated throughout 1999.

We are encouraged that the Federal Reserve is making policy decisions that may help to prevent future problems. In our opinion, although some stock valuations may be excessive, others are well justified, based on current interest rates and earnings growth rates. Although we may see more bouts of stock market volatility in the coming months, we believe the Fed's moves will eventually result in more realistic market valuations across a broader array of stocks.

Top Portfolio Holdings
March 31, 2000
                                                                   Percentage of
Company                        Industry                              Net Assets
--------------------------------------------------------------------------------
 1. PMC-Sierra                 Electronics & Electrical Equipment      4.77%
--------------------------------------------------------------------------------
 2. Xilinx                     Electronics & Electrical Equipment      4.30%
--------------------------------------------------------------------------------
 3. Veritas Software           Technology                              4.14%
--------------------------------------------------------------------------------
 4. Network Appliance          Technology                              3.69%
--------------------------------------------------------------------------------
 5. Echostar Communications    Cable, Media & Publishing               3.52%
--------------------------------------------------------------------------------
 6. JDS Uniphase               Electronics & Electrical Equipment      3.41%
--------------------------------------------------------------------------------
 7. Citrix Systems             Technology                              3.26%
--------------------------------------------------------------------------------
 8. Kohl's                     Retail                                  3.20%
--------------------------------------------------------------------------------
 9. Peregrine Systems          Technology                              3.05%
--------------------------------------------------------------------------------
10. Genentech                  Healthcare                              2.96%
--------------------------------------------------------------------------------

Delaware Growth Opportunities Fund

Fund Basics
-----------

Fund Objective
To seek long-term capital growth.

Total Fund Assets
$1.26 billion

Number of Holdings
51

Fund Start Date
March 27, 1986

Your Fund Manager
Gerald S. Frey, who leads the Delaware Investments growth team, received a Bachelor's degree in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

NASDAQ Symbols
Class A  DFCIX
Class B  DFBIX
Class C  DEEVX

Fund Performance
----------------

Average Total Returns

   Through March 31, 2000      Lifetime     10 Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
   Excluding Sales Charge       +24.66%      +19.40%       +29.82%      +99.96%
   Including Sales Charge       +24.14%      +18.69%       +28.30%      +88.46%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge       +26.81%                    +28.93%      +98.59%
   Including Sales Charge       +26.75%                    +28.78%      +93.59%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +29.30%                                 +98.65%
   Including Sales Charge       +29.30%                                 +97.65%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 5.75% maximum front-end sales charge and a 0.30% 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended 3/31/2000 for Delaware Growth Opportunities Fund's Institutional Class were +24.86%, +19.67%, +30.23% and +100.60%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on November 9, 1992; performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge. NASDAQ Symbol Institutional Class: DFDIX

Statement of Net Assets

Delaware Growth opportunities Fund
----------------------------------

                                                      Number of    Market
March 31, 2000 (Unaudited)                            Shares       Value
--------------------------------------------------------------------------------
Common Stock - 98.87%
Banking, Finance & Insurance - 3.37%
*+CompuCredit ...................................     561,200      $ 20,308,425
  Heller Financial ..............................     803,400        18,578,625
 *John Hancock Financial Services ...............     204,800         3,699,200
                                                                 --------------
                                                                     42,586,250
                                                                 --------------
Business Services - 7.82%
  Cintas ........................................     508,100        19,911,169
 *Convergys .....................................     573,400        22,147,575
 *Fiserv ........................................     519,600        19,322,625
 *S1 ............................................     436,100        37,368,319
                                                                 --------------
                                                                     98,749,688
                                                                 --------------
Cable, Media & Publishing - 11.67%
 *AMFM ..........................................     235,500        14,630,438
*+Adelphia Communications .......................     466,850        22,875,650
 *Clear Channel Communications ..................     439,700        30,366,781
*+EchoStar Communications .......................     561,600        44,366,400
 *Hispanic Broadcasting .........................     203,600        23,057,700
*+Lamar Advertising .............................     262,000        11,921,000
                                                                 --------------
                                                                    147,217,969
                                                                 --------------
Computers & Techology - 23.17%
 *Ariba .........................................      57,500        12,053,438
 *Aspect Development ............................     254,000        16,351,250
*+CheckFree Holdings ............................     360,900        25,443,450
*+Citrix Systems ................................     620,800        41,128,000
*+Extreme Networks ..............................     248,900        19,663,100
 *FLAG Telecom Holdings Limited .................     450,800        10,199,350
 *Internap Network Services .....................     228,800        10,524,800
*+Legato Systems ................................     442,300        19,737,638
 *Network Appliance .............................     562,000        46,505,500
 *Peregrine Systems .............................     574,000        38,493,875
*+VERITAS Software ..............................     398,750        52,236,250
                                                                 --------------
                                                                    292,336,651
                                                                 --------------
Consumer Products - 2.42%
 *Gemstar International Group Limited ...........     355,200        30,547,200
                                                                 --------------
                                                                     30,547,200
                                                                 --------------
Electronics & Electrical Equipment - 19.03%
 *Altera ........................................     314,900        28,104,825
 *Applied Materials .............................     258,600        24,373,050

                                                      Number of    Market
March 31, 2000 (Unaudited)                            Shares       Value
-------------------------------------------------------------------------------
Common Stock (continued)
Electronics & Electrical Equipment (continued)
 *E-Tek Dynamics ................................     128,000       $30,112,000
 *JDS Uniphase ..................................     357,200        43,064,925
 *PMC - Sierra ..................................     295,500        60,189,656
 *Xilinx ........................................     655,000        54,242,185
                                                                 --------------
                                                                    240,086,641
                                                                 --------------
Food, Beverage & Tobacco - 1.87%
 *Starbucks .....................................     525,700        23,557,931
                                                                 --------------
                                                                     23,557,931
                                                                 --------------
Healthcare & Pharmaceuticals - 3.39%
 *Genentech .....................................     245,900        37,376,800
*+Incyte Pharmaceuticals ........................      62,300         5,420,100
                                                                 --------------
                                                                     42,796,900
                                                                 --------------
Leisure, Lodging & Entertainment - 5.60%
 *Brinker International .........................     791,700        23,503,594
 *Jack in the Box ...............................     462,500         9,857,031
*+Outback Steakhouse ............................     597,300        19,150,931
*+Papa John's International .....................      58,800         1,940,400
*+Premier Parks .................................     773,400        16,241,400
                                                                 --------------
                                                                     70,693,356
                                                                 --------------
Retail - 10.23%
 *Bed Bath & Beyond .............................     560,000        22,050,000
 *Best Buy ......................................     347,300        29,867,800
  Intimate Brands ...............................     420,800        17,252,800
 *Kohl's ........................................     393,800        40,364,500
 *Staples .......................................     609,657        12,193,140
  The Gap .......................................     146,600         7,302,513
                                                                 --------------
                                                                    129,030,753
                                                                 --------------
Telecommunications - 10.30%
*+American Tower ................................     712,500        35,179,688
*+CIENA .........................................     245,500        30,963,688
*+Crown Castle ..................................     170,600         6,461,475
*+GT Group Telecom ..............................     122,600         2,559,275
*+McLeodUSA .....................................     280,500        23,789,906
*+NEXTLINK Communications .......................     250,400        30,971,350
                                                                 --------------
                                                                    129,925,382
                                                                 --------------

Total Common Stock (cost $664,370,866) ..........                 1,247,528,721
                                                                 --------------

                                                   Principal            Market
Delaware Growth Opportunities Fund                 Amount               Value
-------------------------------------------------------------------------------
Repurchase Agreements - 0.98%
With Chase Manhattan 6.03% 4/3/00
   (dated 3/31/00, collateralized by
   $4,517,000 U.S. Treasury Notes
   4.75% due 2/15/04, market
   value $4,298,387). ...........................  $4,193,000    $    4,193,000
With PaineWebber 6.50% 4/3/00
   (dated 3/31/00, collateralized
   by $1,190,000 U.S. Treasury
   Notes 5.25% due 5/31/01, market
   value $1,195,404 and $1,190,000
   U.S. Treasury Notes 5.875% due
   11/15/04, market value
   $1,195,500 and $1,167,000 U.S.
   Treasury Notes 6.375% due
   3/31/01, market value
   $1,166,756 and $571,000 U.S.
   Treasury Notes 11.875% due
   11/15/03, market value
   $694,770). ...................................   4,166,000         4,166,000
With Prudential Securities 6.00% 4/3/00
   (dated 3/31/00, collateralized by
   $3,982,000 U.S. Treasury Notes
   6.00% due 8/15/00, market
   value $4,009,113). ...........................   3,928,000         3,928,000
                                                                 --------------
Total Repurchase Agreements
   (cost $12,287,000) ...........................                    12,287,000
                                                                 --------------
Total Market Value of Securities - 99.85%
   (cost $676,657,866) ..........................                 1,259,815,721

Receivables and Other Assets
   Net of Liabilities - 0.15% ...................                     1,927,984
                                                                 --------------
Net Assets Applicable to 30,783,632
   Shares Outstanding - 100.00% .................                $1,261,743,705
                                                                 ==============
Net Asset Value - Delaware Growth
   Opportunities Fund A Class
   ($1,138,021,970 / 27,690,422 shares) .........                        $41.10
                                                                         ------
Net Asset Value - Delaware Growth
   Opportunities Fund B Class
   ($68,890,458 / 1,783,982 shares) .............                        $38.62
                                                                         ------
Net Asset Value - Delaware Growth
   Opportunities Fund C Class
   ($13,716,223 / 349,026 shares) ...............                        $39.30
                                                                         ------
Net Asset Value - Delaware Growth
   Opportunities Fund Institutional Class
   ($41,115,054 / 960,202 shares) ...............                        $42.82
                                                                         ------

----------------------
+ Security is partially or fully on loan.
* Non-income producing security for the period ended March 31, 2000.

Delaware Growth Opportunities Fund
--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ......................                $  479,826,554
Accumulated net investment loss .................                    (4,869,635)
Accumulated net realized gain
   on investments ...............................                   203,628,931
Net unrealized appreciation of
   investments ..................................                   583,157,855
                                                                 --------------
Total net assets ................................                $1,261,743,705
                                                                 ==============
Net Asset Value and Offering Price
   Per Share - Delaware Growth
   Opportunities Fund
Net Asset Value A Class (A) .....................                        $41.10
Sales Charge (5.75% of offering or 6.11%
   of the amount invested per share) (B) ........                          2.51
                                                                         ------
Offering price ..................................                        $43.61
                                                                         ======

----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations



Six Months Ended March 31, 2000 (Unaudited)                                Delaware Growth Opportunities Fund
-------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..........................................................  $   896,763
Dividends .........................................................      254,026
Other income ......................................................      306,218             $  1,457,007
                                                                     -----------
Expenses:
Management fees ...................................................    3,631,430
Distribution expenses .............................................    1,486,419
Dividend disbursing and transfer agent fees and expenses ..........      672,575
Reports and statements to shareholders ............................      210,429
Accounting and administration .....................................      205,642
Custodian fees ....................................................       36,967
Registration fees .................................................       26,888
Professional fees .................................................       26,686
Taxes (other than taxes on income) ................................       18,711
Trustees' fees ....................................................       13,235
Other .............................................................       28,743                6,357,725
                                                                     -----------
Less expenses paid indirectly .....................................                               (31,083)
                                                                                              -----------

Total expenses ....................................................                             6,326,642
                                                                                              -----------

Net Investment Loss ...............................................                            (4,869,635)
                                                                                              -----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ..................................                           215,080,169
Net change in unrealized appreciation/depreciation of investments..                           356,965,155
                                                                                             ------------

Net Realized and Unrealized Gain on Investments ...................                           572,045,324
                                                                                             ------------

Net Increase in Net Assets Resulting from Operations ..............                          $567,175,689
                                                                                             ============


                             See accompanying notes

Statements of Changes in Net Assets


                                                                            Delaware Growth Opportunities Fund
--------------------------------------------------------------------------------------------------------------
                                                                                  Six Months          Year
                                                                                    Ended            Ended
                                                                                   3/31/00          9/30/99
                                                                                 (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss .......................................................   $   (4,869,635)    $ (6,203,065)
Net realized gain on investments ..........................................      215,080,169      134,801,378
Net change in unrealized appreciation/depreciation of investments .........      356,965,155      119,004,716
                                                                              --------------     ------------
Net increase (decrease) in net assets resulting from operations ...........      567,175,689      247,603,029
                                                                              --------------     ------------
Distributions to Shareholders from:
Net realized gain on investments:
   A Class ................................................................     (122,411,599)     (97,254,365)
   B Class ................................................................       (5,904,479)      (3,479,402)
   C Class ................................................................       (1,173,935)        (685,495)
   Institutional Class ....................................................       (3,984,869)     (15,667,174)
                                                                              --------------     ------------
                                                                                (133,474,882)    (117,086,436)
                                                                              --------------     ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ................................................................       91,356,263      144,292,480
   B Class ................................................................       22,069,650        8,914,905
   C Class ................................................................        4,381,488        2,223,105
   Institutional Class ....................................................       13,949,743       20,024,079

Net asset value of shares issued upon reinvestment of
  distributions from net realized gain on investments
   A Class ................................................................      112,387,901       88,851,156
   B Class ................................................................        5,683,440        3,346,585
   C Class ................................................................        1,146,846          677,133
   Institutional Class ....................................................        3,655,878       15,667,174
                                                                              --------------     ------------
                                                                                 254,631,209      283,996,617
                                                                              --------------     ------------
Cost of shares repurchased:
   A Class ................................................................     (113,181,730)    (258,668,637)
   B Class ................................................................       (4,556,734)      (7,313,282)
   C Class ................................................................       (1,631,267)      (1,292,835)
   Institutional Class ....................................................       (8,801,104)    (129,635,573)
                                                                              --------------     ------------
                                                                                (128,170,835)    (396,910,327)
                                                                              --------------     ------------

Increase (decrease) in net assets derived from capital share transactions..      126,460,374     (112,913,710)
                                                                              --------------     ------------
Net Increase In Net Assets ................................................      560,161,181       17,602,883

Net Assets:
Beginning of period .......................................................      701,582,524      683,979,641
                                                                              --------------     ------------
End of period .............................................................   $1,261,743,705     $701,582,524
                                                                              ==============     ============


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Growth Opportunities Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                             Year Ended
                                                            3/31/00(1)    9/30/99      9/30/98     9/30/97      9/30/96     9/30/95
                                                           (Unaudited)
Net asset value, beginning of period ......................   $26.350     $22.470      $30.450     $30.740      $28.870     $25.570

Income (loss) from investment operations:
   Net investment loss(2) .................................    (0.162)     (0.204)      (0.237)     (0.234)      (0.208)     (0.166)
   Net realized and unrealized gain (loss) on investments..    19.932       8.014       (1.873)      3.534        5.618       5.296
   Total from investment operations .......................    19.770       7.810       (2.110)      3.300        5.410       5.130

Less distributions:
   Distributions from net realized gain on investments ....    (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)
   Total distributions ....................................    (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)

Net asset value, end of period ............................   $41.100     $26.350      $22.470     $30.450      $30.740     $28.870

Total return(3) ...........................................    81.52%      38.64%       (8.28%)     12.44%       21.09%      22.04%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................$1,138,022    $649,052     $566,734    $770,207     $923,248    $888,571
   Ratio of expenses to average net assets ................     1.21%       1.37%        1.40%       1.36%        1.35%       1.37%
   Ratio of net investment loss to average net assets .....    (0.94%)     (0.83%)      (0.92%)     (0.86%)      (0.74%)     (0.67%)
   Portfolio turnover .....................................      141%        114%         115%        105%          72%         51%

-------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Growth Opportunities Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                              Year Ended
                                                            3/31/00(1)     9/30/99     9/30/98      9/30/97     9/30/96     9/30/95
                                                            (Unaudited)
Net asset value, beginning of period ........................ $25.060     $21.680      $29.750     $30.300      $28.680     $25.560

Income (loss) from investment operations:
   Net investment loss(2) ...................................  (0.274)     (0.367)      (0.408)     (0.418)      (0.400)     (0.340)
   Net realized and unrealized gain (loss) on investments ...  18.854       7.677       (1.792)      3.458        5.560       5.290
                                                              ----------------------------------------------------------------------
   Total from investment operations .........................  18.580       7.310       (2.200)      3.040        5.160       4.950
                                                              ----------------------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ......  (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)
                                                              ----------------------------------------------------------------------
   Total distributions ......................................  (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................. $38.620     $25.060      $21.680     $29.750      $30.300     $28.680
                                                              ======================================================================

Total return(3) .............................................  80.92%      37.67%       (8.92%)     11.64%       20.27%      21.34%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $68,890     $26,941      $18,470     $20,706      $13,239      $2,710
   Ratio of expenses to average net assets ..................   1.91%       2.07%        2.10%       2.06%        2.05%       2.07%
   Ratio of net investment loss to average net assets .......  (1.64%)     (1.53%)      (1.62%)     (1.56%)      (1.44%)     (1.37%)
   Portfolio turnover .......................................    141%        114%         115%        105%          72%         51%

------------------------
1  Ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Growth Opportunities Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                               Six Months                                                11/29/95(2)
                                                                  Ended                     Year Ended                       to
                                                               3/31/00(1)      9/30/99        9/30/98       9/30/97        9/30/96
                                                               (Unaudited)

Net asset value, beginning of period ........................    $25.440       $21.950        $30.050       $30.570        $28.880

Income (loss) from investment operations:
   Net investment loss(3) ...................................     (0.277)       (0.369)        (0.411)       (0.421)        (0.359)
   Net realized and unrealized gain (loss) on investments ...     19.157         7.789         (1.819)        3.491          5.589
                                                                 -------------------------------------------------------------------
   Total from investment operations .........................     18.880         7.420         (2.230)        3.070          5.230
                                                                 -------------------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ......     (5.020)       (3.930)        (5.870)       (3.590)        (3.540)
                                                                 -------------------------------------------------------------------
   Total distributions ......................................     (5.020)       (3.930)        (5.870)       (3.590)        (3.540)
                                                                 -------------------------------------------------------------------

Net asset value, end of period ..............................    $39.300       $25.440        $21.950       $30.050        $30.570
                                                                 ===================================================================

Total return(4) .............................................     80.93%        37.65%         (8.89%)       11.64%         20.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $13,716        $5,945         $3,576        $3,385         $1,947
   Ratio of expenses to average net assets ..................      1.91%         2.07%          2.10%         2.06%          2.05%
   Ratio of net investment loss to average net assets .......     (1.64%)       (1.53%)        (1.62%)       (1.56%)        (1.44%)
   Portfolio turnover .......................................       141%          114%           115%          105%            72%

-----------------------
1  Ratios have been annualized and total return has not been annualized.
2 Date of initial public offering; ratios have been annualized and total return has not been annualized.
3 The average shares outstanding method has been applied for per share information.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Growth Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended                             Year Ended
                                                             3/31/00(1)   9/30/99      9/30/98      9/30/97     9/30/96     9/30/95
                                                             (Unaudited)

Net asset value, beginning of period                          $27.260     $23.070      $31.010     $31.160      $29.130     $25.710

Income (loss) from investment operations:
   Net investment loss(2)                                      (0.116)     (0.131)      (0.160)     (0.152)      (0.123)     (0.091)
   Net realized and unrealized gain (loss) on investments      20.696       8.251       (1.910)      3.592        5.693       5.341
                                                              ----------------------------------------------------------------------
   Total from investment operations                            20.580       8.120       (2.070)      3.440        5.570       5.250
                                                              ----------------------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments         (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)
                                                              ----------------------------------------------------------------------
   Total distributions                                         (5.020)     (3.930)      (5.870)     (3.590)      (3.540)     (1.830)
                                                              ----------------------------------------------------------------------

Net asset value, end of period                                $42.820     $27.260      $23.070     $31.010      $31.160     $29.130
                                                              ======================================================================

Total return(3)                                                81.84%      39.08%       (7.99%)     12.75%       21.44%      22.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                    $41,115     $19,645      $95,200    $131,319     $178,197    $129,378
   Ratio of expenses to average net assets                      0.91%       1.07%        1.10%       1.06%        1.05%       1.07%
   Ratio of net investment loss to average net assets          (0.64%)     (0.53%)      (0.62%)     (0.56%)      (0.44%)     (0.37%)
   Portfolio turnover                                            141%        114%         115%        105%          72%         51%

-----------------
1  Ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                                                                              15
Notes to Financial Statements

March 31, 2000  (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV (the "Company") is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers two series, the Delaware Growth Opportunities Fund and the Delaware Diversified Growth Fund. These financial statements and related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Growth Opportunities Fund A Class carries a front-end sales charge of 5.75%. The Delaware Growth Opportunities Fund B Class carries a back-end sales charge. The Delaware Growth Opportunities Fund C Class carries a level load deferred sales charge and Delaware Growth Opportunities Fund Institutional Class has no sales charge.

The investment objective of the Fund is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds.

The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $11,632 for the six months ended March 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $19,451 for the six months ended March 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess $2,500 million. At March 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $297,450.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, administration and accounting services. The Fund pays DSC a monthly fee based on the number

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)

of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At March 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $73,110.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At March 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $13,695.

For the period ended March 31, 2000, DDLP earned $53,563 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the six months ended March 31, 2000, the Fund made purchases of $676,167,343 and sales of $673,232,185 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $676,657,866. At March 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $583,157,855 of which $610,113,941 related to unrealized appreciation of securities and $26,956,086 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                            Six Months       Year
                                              Ended          Ended
                                             3/31/00        9/30/99
Shares sold:
   A Class ...............................  2,681,326      6,028,222
   B Class ...............................    643,998        377,577
   C Class ...............................    123,712         93,619
   Institutional Class ...................    368,516        810,624

Shares issued upon reinvestment of distributions from net realized gain on investments:

   A Class ...............................  3,672,805      4,119,153
   B Class ...............................    197,273        162,175
   C Class ...............................     39,115         32,338
   Institutional Class ...................    114,528        703,826
                                            ------------------------
                                            7,841,273     12,327,534
                                            ------------------------

Shares repurchased:
   A Class ............................... (3,296,942)   (10,732,226)
   B Class ...............................   (132,269)      (316,808)
   C Class ...............................    (47,501)       (55,180)
   Institutional Class ...................   (243,508)    (4,920,826)
                                           -------------------------
                                           (3,720,220)   (16,025,040)
                                           -------------------------
Net increase (decrease) ..................  4,121,053     (3,697,506)
                                           =========================

5. Line of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Fund had a committed line of credit for $31,900,000. No amount was outstanding at March 31, 2000, or at any time during the fiscal period.

6. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poor's Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities.The market value of securities on loan and the related collateral received at March 31, 2000 were $219,507,629 and $219,957,850, respectively. Net income from securities lending was $306,218 and is included in other income on the Statement of Operations.

DELAWARE(SM)                                        For Shareholders
INVESTMENTS                                         1.800.523.1918
=============
Philadelphia o London                               For Securities Dealers
                                                    1.800.362.7500

                                                    For Financial Institutions
                                                    Representatives Only
                                                    1.800.659.2265

                                                    www.delawareinvestments.com


This semi-annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Charles E. Peck                         Investment Manager
                                               Retired                                 Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                        International Affiliate
Philadelphia, PA                               Vice President and Treasurer            Delaware International Advisers Ltd.
                                               3M Corporation                          London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                         National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                                                                    Philadelphia, PA
                                               AFFILIATED OFFICERS
David K. Downes                                                                        Shareholder Servicing, Dividend
President and Chief Executive Officer          Charles E. Haldeman, Jr.                Disbursing and Transfer Agent
Delaware Investments Family of Funds           President and Chief Executive Officer   Delaware Service Company, Inc.
Philadelphia, PA                               Delaware Management Holdings, Inc.      Philadelphia, PA
                                               Philadelphia, PA
John H. Durham                                                                         1818 Market Street
Private Investor                               Richard J. Flannery                     Philadelphia, PA 19103-3682
Horsham, PA                                    Executive Vice President
                                               and General Counsel
Anthony D. Knerr                               Delaware Investments Family of Funds
Consultant, Anthony Knerr & Associates         Philadelphia, PA
New York, NY
                                               Bruce D. Barton
Ann R. Leven                                   President and Chief Executive Officer
Former Treasurer, National Gallery of Art      Delaware Distributors, L.P.
Washington, DC                                 Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3097)                                                      (J5857)
SA-016 [03/00] PP 05/00                                     Printed in the USA